DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (Tables)	12 Months Ended
Sep. 30, 2013
DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
Schedule of carrying amount and fair value of financial assets and liabilities

	As of September 30, 2013		As of September 30, 2012
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Financial assets:
Cash and cash equivalents - non-restricted	$1,922,956	$1,922,956	$2,136,520	$2,136,520
Cash and cash equivalents - restricted	623,333	623,333	727,857	727,857
Investments - restricted	—	—	1,024,134	1,024,134
Investments - non-restricted	1,718,741	1,718,741	3,360,773	3,360,773
Net finance receivables	314,671,912	313,215,121	331,910,518	331,950,198

Financial liabilities:
Amortizing term notes	$187,581,690	$190,267,660	$186,230,677	$186,232,408
Investment notes	63,907,784	66,986,636	67,428,441	67,604,603